EXHIBIT 99.2

                        PIONEER NATURAL RESOURCES COMPANY

                      CONDENSED CONSOLIDATED BALANCE SHEETS
                                 (in thousands)
                                   (Unaudited)

                                                           June 30,      December 31,
                                                             2003            2002
                                                         -----------     -----------
ASSETS
Current assets:
  Cash and cash equivalents                              $    12,156     $     8,490
  Accounts receivable                                        116,229          98,222
  Inventories                                                 14,810          10,648
  Deferred income taxes                                       15,800          13,900
  Other current assets                                        26,233          15,833
                                                          ----------      ----------
       Total current assets                                  185,228         147,093
                                                          ----------      ----------
Property, plant and equipment, at cost:
  Oil and gas properties, using the successful efforts
     method of accounting                                  4,831,053       4,471,970
  Accumulated depletion, depreciation and amortization    (1,454,957)     (1,303,541)
                                                          ----------      ----------
                                                           3,376,096       3,168,429
                                                          ----------      ----------
Deferred income taxes                                         75,195          76,840
Other assets, net                                             64,169          62,754
                                                          ----------      ----------
                                                         $ 3,700,688     $ 3,455,116
                                                          ==========      ==========

LIABILITIES AND STOCKHOLDERS' EQUITY

Current liabilities:
  Accounts payable                                       $   125,820     $   124,774
  Interest payable                                            37,189          37,458
  Other current liabilities                                  196,170         112,360
                                                          ----------      ----------
       Total current liabilities                             359,179         274,592
                                                          ----------      ----------
Long-term debt                                             1,710,737       1,668,536
Other noncurrent liabilities                                 204,562         128,331
Deferred income taxes                                         12,224           8,760
Stockholders' equity                                       1,413,986       1,374,897
                                                          ----------      ----------
                                                         $ 3,700,688     $ 3,455,116
                                                          ==========      ==========


                        PIONEER NATURAL RESOURCES COMPANY

                      CONSOLIDATED STATEMENTS OF OPERATIONS
                    (in thousands, except for per share data)
                                   (Unaudited)

                                                    Three months ended        Six months ended
                                                          June 30,                 June 30,
                                                   ---------------------    ---------------------
                                                      2003       2002          2003       2002
                                                   ---------   ---------    ---------   ---------
Revenue and other income:
   Oil and gas                                     $ 339,954   $ 172,430    $ 621,110   $ 337,969
   Interest and other                                  1,260         813        3,973       2,006
   Gain on disposition of assets, net                    104       1,095        1,530       1,021
                                                    --------    --------     --------    --------
                                                     341,318     174,338      626,613     340,996
                                                    --------    --------     --------    --------
Costs and expenses:
   Oil and gas production                             69,557      49,717      133,581     100,735
   Depletion, depreciation and amortization  -
     oil and gas                                      98,182      48,831      165,917      97,067
   Depletion, depreciation and amortization -
     other                                             2,377       2,114        4,691       4,266
   Exploration and abandonments                       47,047      17,860       82,914      38,980
   General and administrative                         13,644      10,758       29,125      22,676
   Accretion of discount on asset retirement
      obligations                                      1,235         -          2,329         -
   Interest                                           23,823      24,741       46,314      51,058
   Other                                               5,638       7,738       10,816      16,004
                                                    --------    --------     --------    --------
                                                     261,503     161,759      475,687     330,786
                                                    --------    --------     --------    --------
Income before income taxes and cumulative
   effect of change in accounting principle           79,815      12,579      150,926      10,210
Income tax provision                                  (2,630)     (1,437)      (4,934)     (1,027)
                                                    --------    --------     --------    --------
Income before cumulative effect of change
   in accounting principle                            77,185      11,142      145,992       9,183
Cumulative effect of change in accounting
   principle, net of tax                                 -           -         15,413          -
                                                    --------    --------     --------    --------
Net income                                         $  77,185   $  11,142    $ 161,405   $   9,183
                                                    ========    ========     ========    ========
Net income per share:
   Basic:
     Income before cumulative effect of change
        in accounting principle                    $     .66   $     .10    $    1.25   $     .08
     Cumulative effect of change in accounting
        principle, net of tax                            -           -            .13         -
                                                    --------    --------     --------    --------
    Net income                                     $     .66   $     .10    $    1.38   $     .08
                                                    ========    ========     ========    ========
   Diluted:
     Income before cumulative effect of change
         in accounting principle                   $     .65   $     .10    $    1.23   $     .08
     Cumulative effect of change in accounting
        principle, net of tax                            -           -            .13         -
                                                    --------    --------     --------    --------
   Net income                                      $     .65   $     .10    $    1.36   $     .08
                                                    ========    ========     ========    ========
Weighted average shares outstanding:
   Basic                                             117,005     113,306      116,875     108,702
                                                    ========    ========     ========    ========
   Diluted                                           118,969     115,239      118,823     110,282
                                                    ========    ========     ========    ========

                        PIONEER NATURAL RESOURCES COMPANY

                 CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
                                 (in thousands)
                                   (Unaudited)

                                                       Three months ended         Six months ended
                                                            June 30,                   June 30,
                                                     -----------------------   -----------------------
                                                        2003         2002         2003         2002
                                                     ----------   ----------   ----------   ----------
Cash flows from operations:
   Net income                                        $   77,185   $   11,142   $  161,405   $    9,183
   Depletion, depreciation and amortization             100,559       50,945      170,608      101,333
   Exploration and abandonments                          37,264       12,182       67,527       30,848
   Deferred income taxes                                   (501)         789         (247)         105
   Gain on disposition of assets, net                      (104)      (1,095)      (1,530)      (1,021)
   Accretion of discount on asset retirement
      obligations                                         1,235          -          2,329          -
   Interest related amortization                         (4,614)        (649)      (9,179)      (1,641)
   Commodity hedge related amortization                 (18,205)       7,443      (35,987)      14,123
   Cumulative effect of change in accounting
     principle, net of tax                                  -            -        (15,413)         -
   Other noncash items                                    2,249        5,940        6,982       12,244
   Changes in operating assets and liabilities:
      Accounts receivable                                11,322        2,853      (14,645)     (10,868)
      Inventories                                        (3,857)       1,744       (4,217)       3,983
      Other current assets                               (2,246)         (70)     (10,070)         (77)
      Accounts payable                                   (2,711)         307        5,670      (14,149)
      Interest payable                                     (791)         862         (269)         567
      Other current liabilities                          (6,921)      (1,829)       1,247       (4,030)
                                                      ---------    ---------    ---------    ---------
Net cash provided by operating activities               189,864       90,564      324,211      140,600
Net cash used in investing activities                  (128,259)    (171,445)    (367,740)    (210,217)
Net cash provided by (used in) financing activities     (57,289)      81,506       45,747       73,441
                                                      ---------    ---------    ---------    ---------
Net increase in cash and cash equivalents                 4,316          625        2,218        3,824
Effect of exchange rate changes on cash
   and cash equivalents                                     982         (654)       1,448       (1,430)
Cash and cash equivalents, beginning
   of period                                              6,858       16,757        8,490       14,334
                                                      ---------    ---------    ---------    ---------
Cash and cash equivalents, end of period             $   12,156   $   16,728   $   12,156   $   16,728
                                                      =========    =========    =========    =========

                        PIONEER NATURAL RESOURCES COMPANY

                        SUMMARY PRODUCTION AND PRICE DATA


                                                      Three months ended       Six months ended
                                                           June 30,                June 30,
                                                     ---------------------   ---------------------
                                                        2003        2002        2003       2002
                                                     ---------   ---------   ---------   ---------
Average Daily Production:
   Oil (Bbls) -                       U.S.              24,168      24,684      24,127      24,495
                                      Argentina          7,786       6,024       7,730       8,064
                                      Canada               125         132         130         121
                                                     ---------   ---------   ---------   ---------
                                      Total             32,079      30,840      31,987      32,680

   Natural gas liquids (Bbls) -       U.S.              20,190      20,128      20,107      20,024
                                      Argentina          1,442         640       1,287         641
                                      Canada             1,024       1,008         952         993
                                                     ---------   ---------   ---------   ---------
                                      Total             22,656      21,776      22,346      21,658

   Gas (Mcf) -                        U.S.             477,607     209,355     408,983     212,578
                                      Argentina        103,265      80,018      85,050      72,610
                                      Canada            45,271      53,105      43,086      49,960
                                                     ---------   ---------   ---------   ---------
                                      Total            626,143     342,478     537,119     335,148
Total Production:
   Oil (MBbls)                                           2,919       2,806       5,790       5,915
   Natural gas liquids (MBbls)                           2,062       1,981       4,045       3,920
   Gas (MMcf)                                           56,979      31,166      97,219      60,662
   Equivalent barrels (MBOE)                            14,477       9,983      26,037      19,946

Average Price*:
   Oil (per Bbl) -                    U.S.           $   24.31   $   24.54   $   25.07   $   24.40
                                      Argentina      $   24.07   $   19.74   $   24.83   $   20.28
                                      Canada         $   25.09   $   20.08   $   28.57   $   18.94
                                      Average        $   24.25   $   23.58   $   25.03   $   23.37

   Natural gas liquids (per Bbl) -    U.S.           $   17.09   $   14.20   $   19.34   $   12.47
                                      Argentina      $   23.13   $   17.64   $   23.63   $   13.32
                                      Canada         $   26.90   $   20.37   $   27.18   $   16.47
                                      Average        $   17.92   $   14.58   $   19.92   $   12.68

   Gas (per Mcf) -                    U.S.           $    4.84   $    3.23   $    4.79   $    3.14
                                      Argentina      $     .57   $     .44   $     .56   $     .54
                                      Canada         $    4.08   $    2.64   $    4.20   $    2.47
                                      Average        $    4.08   $    2.48   $    4.07   $    2.48

* Average prices include the effects of commodity hedges.

                        PIONEER NATURAL RESOURCES COMPANY

                    SUPPLEMENTAL NON-GAAP FINANCIAL MEASURES
                                 (in thousands)
                                   (Unaudited)

     EBITDAX and discretionary cash flow (as defined below) are presented herein, and reconciled to the generally accepted accounting principle ("GAAP") measures of net income and net cash provided by operating activities because of their wide acceptance by the investment community as financial indicators of a company's ability to internally fund exploration and development activities and to service or incur debt. The Company also views the non-GAAP measures of EBITDAX and discretionary cash flow as useful tools for comparisons of the Company's financial indicators with those of peer companies that follow the full cost method of accounting. EBITDAX and discretionary cash flow should not be considered as alternatives to net income or net cash provided by operating activities, as defined by GAAP.

                                                       Three months ended      Six months ended
                                                            June 30,               June 30,
                                                     ---------------------   ---------------------
                                                        2003        2002       2003        2002
                                                     ---------   ---------   ---------   ---------
   Net income                                        $  77,185   $  11,142   $ 161,405   $   9,183
   Depletion, depreciation and amortization            100,559      50,945     170,608     101,333
   Exploration and abandonments                         47,047      17,860      82,914      38,980
   Accretion of discount on asset retirement
      obligations                                        1,235         -         2,329         -
   Interest expense                                     23,823      24,741      46,314      51,058
   Income taxes                                          2,630       1,437       4,934       1,027
   Gain on disposition of  assets, net                    (104)     (1,095)     (1,530)     (1,021)
   Commodity hedge related amortization                (18,205)      7,443     (35,987)     14,123
   Cumulative effect of change in accounting
      principle, net of tax                                -           -       (15,413)        -
   Other noncash items                                   2,249       5,940       6,982      12,244
                                                      --------    --------    --------    --------
      EBITDAX *                                        236,419     118,413     422,556     226,927

   Less: Cash interest expense                         (28,437)    (25,390)    (55,493)    (52,699)
         Current income taxes                           (3,131)       (648)     (5,181)       (922)
                                                      --------    --------    --------    --------
      Discretionary cash flow **                       204,851      92,375     361,882     173,306

   Less: Cash operating exploration expense             (9,783)     (5,678)    (15,387)     (8,132)
         Changes in operating assets and liabilities    (5,204)      3,867     (22,284)    (24,574)
                                                      --------    --------   ---------    --------
   Net cash provided by operating activities         $ 189,864   $  90,564   $ 324,211   $ 140,600
                                                      ========    ========    ========    ========

-------------
* "EBITDAX" represents earnings before depletion, depreciation and amortization expense; impairment of oil and gas properties; exploration and abandonments; interest expense and accretion of discounts; income taxes; gain or loss on the disposition of assets; commodity hedge related amortization; cumulative effect of change in accounting principle, net of tax; and, other noncash items.

** Discretionary cash flows equal cash flows from operations before working capital changes and before exploration and abandonments.


                        PIONEER NATURAL RESOURCES COMPANY

                         SUPPLEMENTAL HEDGE INFORMATION
                               As of July 29, 2003





                            Open Oil Hedge Positions

                                                   2003             2004       2005
                                            -------------------   --------   --------
                                             Third     Fourth
                                            Quarter    Quarter
                                            --------   --------
Daily oil production:
  Swap Contracts:
  Volume (Bbl)..........................      20,370     14,000      9,000      7,000
  NYMEX price...........................    $  25.10   $  24.35   $  22.96   $  24.00



                            Open Gas Hedge Positions

                                                   2003             2004       2005       2006       2007
                                            -------------------   --------   --------   --------   --------
                                             Third     Fourth
                                            Quarter    Quarter
                                            --------   --------
Daily gas production:
  Swap Contracts:
  Volume (Mcf)..........................     175,652    270,000    230,000     60,000     70,000     20,000
  NYMEX Price* (MMBtu)..................    $   4.10   $   4.35   $   4.05   $   4.30   $   4.25   $   3.75

  Collar Contracts:
  Volume (Mcf)..........................         -           -       50,000         -           -          -
  NYMEX Price* (MMBtu):
     Ceiling............................         -           -    $    6.85         -           -          -
     Floor..............................         -           -    $    4.00         -           -          -



                            Deferred Gains (Losses) on Terminated Hedges (in thousands)
                                                   2003
                                            -------------------
                                             Third     Fourth
                                            Quarter    Quarter      2004       2005     Thereafter
                                            --------   --------   --------   --------   ----------

Commodity hedge gains (losses)**            $ (4,476)  $ (5,141)  $ 43,865   $  1,249    $    -
Debt hedge gains (losses)***                   6,285      5,664     16,607      7,409      (3,144)
                                             -------    -------    -------    -------     -------
     Total deferred gains (losses)          $  1,809   $    523   $ 60,472   $  8,658    $ (3,144)
                                             =======    =======    =======    =======     ========

*    Approximate, based on historical differentials to index prices.

** Includes the following deferred commodity hedge gains and losses for which cash settlement has been deferred until the indicated future periods: (i) $22.7 million of deferred losses during each of the third and fourth quarters of 2003, (ii) $1.2 million of deferred losses during 2004, and
     (iii) $209 thousand of deferred gains during 2005. Deferred commodity hedge gains will be amortized as increases to oil and gas revenues and deferred commodity hedge losses will be amortized as decreases to oil and gas revenues during the indicated future periods.

*** Deferred debt hedge gains will be amortized as decreases to interest expense and deferred debt hedge losses will be amortized as increases to interest expense during the indicated future periods.
